                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): DECEMBER 15, 2003

                                NTL EUROPE, INC.
                         ------------------------------
               (Exact Name of Registrant as Specified in Charter)

    DELAWARE                         0-30673                    13-4105887
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(State or Other               (Commission File Number)         (IRS Employer
Jurisdiction of                                              Identification No.)
Incorporation)

                       37 PURCHASE STREET, RYE, NEW YORK               10580
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                    (Address of Principal Executive Offices)         (Zip Code)

Registrant's telephone number, including area code: (914) 921-1800

                                       N/A
                         ------------------------------
          (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5. OTHER EVENTS.

Notice of Redemption and Letter of Transmittal

On December 15, 2003, in connection with NTL Europe, Inc.'s (the "Company") previously announced partial redemption of approximately $19 million, or 5.5%, of its 10% Fixed Coupon Redeemable Preferred Stock, Series A (the "Preferred Stock") on December 31, 2003, the Company mailed to its holders of Preferred Stock a Notice of Redemption and Letter of Transmittal, a copy of which is attached hereto as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

            (a) and (b) Not Applicable

            (c) Exhibit.      The following exhibit is filed with this report:

                  99.1 Notice of Redemption and Letter of Transmittal, dated December 15, 2003, of NTL Europe, Inc.

      [remainder of page intentionally left blank; signature page follows]
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        NTL EUROPE, INC.
                                        (Registrant)


                                        By: /s/ Jeffrey A. Brodsky
                                            ------------------------------------
                                            Name:  Jeffrey A. Brodsky
                                            Title: President and Chief
                                                   Executive Officer

Dated: December 15, 2003
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                                  EXHIBIT INDEX

Exhibit     Description
-------     -----------
99.1        Notice of Redemption and Letter of  Transmittal, dated December 15,
            2003, of NTL Europe, Inc.